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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 14, 2008


                            INGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


             Georgia                  000-28704               88-0429044
             -------                 -----------              ----------
 (State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)      File Number)        Identification Number)

 35193 Avenue "A", Suite-C, Yucaipa, California                 92399
 ----------------------------------------------                 -----
    (Address of principal executive offices)                  (Zip Code)

                                 (800) 259-9622
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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3.02       Unregistered Sales of Equity Securities

         On March 14, 2008, the registrant's Board of Directors approved Resolution 2008.2 (Exhibit 99.2 below). Authority was granted for the company's transfer agent to issue a restricted Class A Preferred Stock certificate in the amount of 12 million shares and a restricted Common Stock certificate in the amount of 18 million shares to Chairman & CEO Scott R. Sand.

         This stock is to be issued in exchange for the retirement of $150,000 in debt owed by the company to Mr. Sand. The share calculation is $.005; which is the same as the most recent common stock conversions by our convertible note holders. As of the end of our last fiscal quarter, February 29, 2008, the company owed Mr. Sand $186,184; this leaves a balance of $36,184 owed to Mr. Sand.

         The Board sees at least two benefits to the company in authorizing this resolution. One is that it puts more voting stock in the hands of our CEO and Chairman. After stock issuances authorized herein, Mr. Sand will own 32,275,960 preferred shares and 20,321,916 common shares. This is 89% of the outstanding preferred shares and 25% of the issued common shares. The other benefit is that Mr. Sand intends to sell this stock and loan the proceeds to the company for operations.

8.01     Other Events

         Ingen Technologies, Inc. ("company") decided on March 20, 2008, to withdraw our Objection to Disclosure of the Confidential Portion for an Oxyview(TM) distribution contract.

         The contract, Ex. 99.1 below, is between the company and Progressive Int'l Holding Co., Inc. This contract and the confidentiality request to the SEC was reported in an 8-K filing on February 22, 2008.

         A copy of the full contract is contained in the exhibit below.



9.01   Financial Statements and Exhibits.

(d)  Exhibits.

      EXHIBIT NO.             DESCRIPTION

         99.1 Agreement as of February 1, 2008, between Ingen Technologies, Inc. and Progressive Int'l Holdings Co., Inc. for the distribution of Oxyview(TM) in the Peoples Republic of China, Japan, Korea and India.

         99.2 Ingen Technologies Board of Directors' Resolution 2008.2, dated March 14, 2008.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 21, 2008              Ingen Technologies, Inc.


                                    By: /s/ Scott R. Sand
                                        -------------------------------------
                                        Scott R. Sand,
                                        Chief Executive Officer and Chairman



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TABLE OF EXHIBITS
(All Exhibits have been properly signed by the parties.
Original agreements are filed in our offices)


      EXHIBIT NO.             DESCRIPTION

         99.1 Agreement as of February 1, 2008, between Ingen Technologies, Inc. and Progressive Int'l Holdings Co., Inc. for the distribution of Oxyview(TM) in the Peoples Republic of China, Japan, Korea and India.

         99.2 Ingen Technologies Board of Directors' Resolution 2008.2, dated March 14, 2008.